SUPPLEMENT TO PROSPECTUS


         This Supplement is filed pursuant to Rule 497 (d) with regard to Equity Investor Fund, Select Ten Portfolio 2000 Series 5, Defined Asset Funds.

The text of the supplement to the Prospectus dated December 4, 2000 is as follows:

                       Supplement dated December 14, 2000
                    To Prospectus dated December 4, 2000, of
                              Equity Investor Fund
                       Select Ten Portfolio 2000 Series 5
                               Defined Asset Funds

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The section "How the Fund Works-Sponsors" should read as follows:

Sponsors

The Sponsors are:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

Salomon Smith Barney Inc. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street - 23rd Floor,
New York, NY 10013

Dean Witter Reynolds Inc. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center - 59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

                                                                   10083RR-12/00